UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 9, 2019

Aridis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38630	47-2641188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

5941 Optical Ct.

San Jose, California 95138

(Address of principal executive offices, including ZIP code)

(408) 385-1742

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ARDS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2019, Aridis Pharmaceuticals, Inc. (the “Company”) appointed Paul Mendelman, MD as interim Chief Medical Officer.  Dr. Mendelman replaces Dr. Wolfgang Dummer who departed the Company for personal reasons.    The Company also appointed Lynne Deans to the position of Vice President, Clinical Operations.

Dr. Mendelman has held senior clinical development positions at leading companies such as Takeda Vaccines (Vice President, Medical), MedImmune (Vice President & Therapeutic Area Leader, Clinical Development), and Merck (Director, Clinical Research Infectious Diseases). From 1996 to 2005, he managed the clinical development group for FluMist®, the live attenuated intranasal influenza vaccine, licensed initially in the U.S. for the 2003-04 season. He received his BS and MD degrees at The Ohio State University, and graduate training in pediatrics at the University of Colorado Medical Center in Denver. He did a pediatric infectious disease fellowship at the Seattle Children’s Hospital and University of Washington, School of Medicine, where he joined the faculty. He rose to associate professor of pediatrics and conducted NIH funded research on the cell wall biology of Haemophilus influenzae. He has published over one hundred articles in peer-reviewed journals and authored many published book chapters.

Ms. Lynne Deans has over 30 years of experience in clinical operations and held senior director of clinical operations positions in several previous infectious diseases focused companies such as Cerexa, PaxVax, and Kalobios.

A press release announcing the appointment of Dr. Mendelman is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Aridis Pharmaceuticals, Inc. dated October 11, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2019	ARIDIS PHARMACEUTICALS, INC.

/s/ Vu Truong
Vu Truong
Chief Executive Officer

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